 EXHIBIT (24)
ENGELHARD CORPORATION

Form 10-K
Power of Attorney

WHEREAS, ENGELHARD CORPORATION intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

NOW, THEREFORE, the undersigned in his/her capacity as a director of ENGELHARD CORPORATION hereby appoints Arthur A. Dornbusch, II and Barry W. Perry, or either of them individually, his/her true and lawful attorney to execute in his/her name, place and stead, in his/her capacity as a director of ENGELHARD CORPORATION, said Form 10-K and any and all amendments to said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on March 2, 2006.

/s/ Marion H. Antonini
Marion H. Antonini

ENGELHARD CORPORATION

Form 10-K
Power of Attorney

WHEREAS, ENGELHARD CORPORATION intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

NOW, THEREFORE, the undersigned in his/her capacity as a director of ENGELHARD CORPORATION hereby appoints Arthur A. Dornbusch, II and Barry W. Perry, or either of them individually, his/her true and lawful attorney to execute in his/her name, place and stead, in his/her capacity as a director of ENGELHARD CORPORATION, said Form 10-K and any and all amendments to said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on March 1, 2006.

/s/ David L. Burner
David L. Burner

ENGELHARD CORPORATION

Form 10-K
Power of Attorney

WHEREAS, ENGELHARD CORPORATION intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

NOW, THEREFORE, the undersigned in his/her capacity as a director of ENGELHARD CORPORATION hereby appoints Arthur A. Dornbusch, II and Barry W. Perry, or either of them individually, his/her true and lawful attorney to execute in his/her name, place and stead, in his/her capacity as a director of ENGELHARD CORPORATION, said Form 10-K and any and all amendments to said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on March 2, 2006.

/s/ James V. Napier
James V. Napier

ENGELHARD CORPORATION

Form 10-K
Power of Attorney

WHEREAS, ENGELHARD CORPORATION intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

NOW, THEREFORE, the undersigned in his/her capacity as a director of ENGELHARD CORPORATION hereby appoints Arthur A. Dornbusch, II and Barry W. Perry, or either of them individually, his/her true and lawful attorney to execute in his/her name, place and stead, in his/her capacity as a director of ENGELHARD CORPORATION, said Form 10-K and any and all amendments to said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on February 28, 2006.

/s/ Henry R. Slack
Henry R. Slack

ENGELHARD CORPORATION

Form 10-K
Power of Attorney

WHEREAS, ENGELHARD CORPORATION intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

NOW, THEREFORE, the undersigned in his/her capacity as a director of ENGELHARD CORPORATION hereby appoints Arthur A. Dornbusch, II and Barry W. Perry, or either of them individually, his/her true and lawful attorney to execute in his/her name, place and stead, in his/her capacity as a director of ENGELHARD CORPORATION, said Form 10-K and any and all amendments to said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument on March 2, 2006.

/s/ Douglas G. Watson
Douglas G. Watson